SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

PORTAL SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25829	77-0369737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10200 South De Anza Boulevard

Cupertino, CA 95014

(Address, including zip code, of principal executive offices)

(408) 572-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 28, 2005, Portal Software, Inc. (the “Registrant”) announced that it will restate its previously issued financial statements for the first, second and third quarters of fiscal 2005 and provided preliminary estimates of the principal effects of such restatements. The Registrant also released preliminary unaudited financial information for its third quarter ended October 28, 2005. A copy of the press release issued by the Registrant concerning the foregoing preliminary unaudited financial information is furnished herewith as Exhibit 99.1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On November 21, 2005, the Registrant and the Audit Committee of the Registrant’s Board of Directors, in consultation with Ernst & Young LLP, the Registrant’s independent auditors, concluded that the Registrant’s financial statements for the first, second and third quarters of fiscal 2005 should no longer be relied upon because of certain errors in such financial statements.

The adjustments that give rise to the restatements and adjustments to the previously reported preliminary unaudited financials fall into four categories:

1.	The accounting for revenue on certain complex multi-element contracts. The largest of the changes results from the Registrant’s application of certain paragraphs of SOP 97-2 on one large multi-element contract where Vendor Specific Objective Evidence (VSOE) of fair value for consulting services was not present;

2.	The accounting for deferred costs on certain long term projects. The Registrant had incorrectly deferred costs on certain large fixed price services contracts;

3.	The accounting for certain international withholding and payroll taxes. The Registrant had over accrued for certain international withholding taxes and had not accrued properly for international payroll taxes in international countries where the company had small operations. This adjustment relates to a material weakness previously disclosed in the Registrant’s press release dated June 30, 2005; and

4.	The impact of a number of individually insignificant adjustments.

The Registrant intends to restate its financial statements for the periods referenced above.

On November 28, 2005, the Registrant issued a press release relating to these matters, a copy is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated November 28, 2005, entitled “Portal Software to Restate Previously Filed Fiscal 2005 Quarterly Results and Provide Update on Business.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTAL SOFTWARE, INC.

Dated: November 28, 2005	By:	/s/ Larry Bercovich
Larry Bercovich
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 28, 2005, entitled “Portal Software to Restate Previously Filed Fiscal 2005 Quarterly Results and Provide Update on Business.”